Exhibit 10.7

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

Amendment 25
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment ("Amendment") to Special Business Provisions MS-65530-0016
is entered into as of the date of last signature below between Spirit AeroSystems,
Inc., a Delaware Corporation ("Seller") and The Boeing Company, a Delaware
Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to jointly as "Parties" hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the
Parties agree as follows:

RECITALS

A.	Boeing and Spirit (the "Seller'') are parties to the Special Business Provisions
MS-65530-0016, dated June 16, 2005 (the "SBP"), and the General Terms
Agreement BCA-65530-0016, dated June 17, 2005 (the "GT A") (collectively, the "Sustaining Agreement"), and including any Amendments to the GTA and the SBP.

B.	The Parties now desire to amend the SBP as contemplated below.

APPLICABILITY

A.
This Amendment pertains only to the 737 MAX program and the non-recurring work associated with the 737-7 minor model aircraft. Inclusion of this amendment does not alter any existing agreements relating to other items in the sustaining contract (SBP MS-65530-0016).

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Amendment. The SBP is hereby amended as follows:

a.	Paragraph 3.1.1 of SBP Attachment 27 is stricken in its entirety and is replaced with the following:

“The work depicted in the current revision of the 737 MAX Configuration Control Document (CCD) [*****] for 737-8, [*****] and [*****] for 737-7, and [*****] for 737-9 Fuselage, Propulsion, and Wing Statements of Work;”

b.	SBP Attachment 9 is updated to include reference to this Amendment 25.

Miscellaneous.

a.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

b.	In the event of a conflict between the terms of this Amendment 25 and provisions of the SBP, GTA or the Administrative Agreement, this Amendment 25 hereto shall take precedence.

c.	This Amendment shall be governed by the internal laws of the State of
Washington without reference to any rules governing conflict of laws.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the date first set forth above.

The Boeing Company	Spirit AeroSystems Inc.
by and through its division
Boeing Commercial Airplanes
/s/ David Blaylock Name:David Blaylock	/s/ Eric S. Bossler Name:Eric S. Bossler
Title:Contracts Procurement Agent Date:March 16, 2017	Title:Contracts Administrator Date:March 16, 2017